UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report

March 27, 2006

PIPELINE DATA INC.

(Exact name of small business issuer in its charter)

Delaware	7389	13-3953764
(State or jurisdiction of incorporation or organization)	(Primary Standard Indus. Classification Code Number)	(I.R.S. Employer Identification No)

1515 Hancock Street, Suite 301, Hancock Plaza

                Quincy, Massachusetts 02169

(617) 405-2600

(Address and telephone number of principal executive offices)

MacAllister Smith

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

(617)405-2600

(Name, address and telephone number of agent for service)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

On October 18, 2005, Pipeline Data Inc. announced the completion of its acquisition of Illinois-based World Products, Inc. d.b.a. “AIRCHARGE.” Effective September 30, 2005, our wholly-owned subsidiary acquired World Products, Inc. d.b.a. AIRCHARGE, one of the first companies to deploy a cellular phone-based credit card acceptance solution for mobile business merchants. Aircharge was founded in 1999 and is a privately held company that provides wireless payment products and value added services to the credit card and check-processing marketplace. Pursuant to the merger agreement with Aircharge, Pipeline acquired all the stock of Aircharge in exchange for:

•	Two Hundred Thousand ($200,000) Dollars in immediately negotiable funds.
•

A promissory note in the principal amount of Five Hundred Twenty-Five Thousand ($525,000) Dollars bearing interest at LIBOR, convertible into shares of our common stock at $12.00 per share (after giving effect to our proposed one-for-eight reverse stock split).

•            Nine Hundred Thousand Shares of restricted common stock. The former Aircharge stockholders will be subject to a twelve (12) month lock-up period commencing from the closing of this offering.

•            An additional One Million Twenty Five Thousand Shares of our restricted common stock may be issued subject to performance incentives.

Item 9 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information

Pro Forma Combined Condensed Consolidated Financial Statements (unaudited):

Consolidated Pro Forma Balance Sheets For the Nine Months Ended September, 2005 (unaudited)
Consolidated Statement of Operations For the Nine Months Ended September, 2005 (unaudited)
Notes to Financial Statements
UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

The following pro forma financial information (including the notes thereto) present condensed combining statements of operations of Pipeline Data Inc., as adjusted for the acquisition of World Products, Inc. d.b.a. AIRCHARGE; in a transaction which occurred on September 30, 2005 (the Transaction). The pro forma information has been derived from the audited and unaudited financial statements of the entities being combined. This information is not necessarily indicative of the combined results of operations that would have occurred if the transaction had occurred at January 1, 2005, nor is it indicative of future operating results. The data set forth should be read in conjunction with the historical audited and unaudited financial statements, including the related notes thereto.

The following pro forma condensed combining statements of operations for the nine months ended September 30, 2005 give effect to the Transaction as if it had occurred on January 1, 2005.

PIPELINE DATA INC.

CONSOLIDATED PROFORMA BALANCE SHEETS

Unuaudited

	Pipeline Data Consolidated	World Products, Inc	Adjustments	Pipeline Data Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,330,562	$1,914	$(200,000)	$2,132,476
Accounts receivable	844,074	7,654		851,728
Interest receivable	44,556	0		44,556
Inventory	58,190	0		58,190
Advances and prepaid expenses	109,865	0		109,865
Note receivable	175,000	0		175,000

Total current assets	3,562,247	9,568	(200,000)	3,371,815

PROPERTY AND EQUIPMENT, net	544,000	3,487	0	547,487

OTHER ASSETS
Restricted cash	65,215	0		65,215
Merchant portfolio and residual rights	7,684,913	0		7,684,913
Deferred and debt issuance costs	843,496	0		843,496
Note receivable	675,000	0		675,000
Deposits	24,645	1,950		26,595
Deferred tax assets, net	254,375	0		254,375
Goodwill	2,357,646	0	1,754,461	4,112,107

Total other assets	11,905,290	1,950	1,754,461	13,661,701

TOTAL ASSETS	$16,011,537	$15,005	$1,554,461	$17,581,003

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$841,731	$145,241	$0	$986,972
Payroll taxes and withholdings	12,338	0		12,338
Taxes payable	7,904	0		7,904
Lease obligations-equipment	15,484	0		15,484
Loan payable-revolving line of credit	2,771	0		2,771
Laurus Master Fund convertible debt-current	878,522	0		878,522

Total current liabilities	1,758,750	145,241	0	1,903,991

LONG-TERM LIABILITIES
Lease obligations-equipment	124,771	0		124,771
Laurus Master Fund convertible debt	4,247,350	0		4,247,350
Camofi Master LDC	2,000,000	0		2,000,000
Notes payable-World Products Shareholders	0	0	525,000	525,000
Notes payable-convertible 8%	481,204	0		481,204

Total long-term liabilities	6,853,325	0	525,000	7,378,325

STOCKHOLDERS’ EQUITY
Preferred stock, $.001 par value: 5,000,000 shares
authorized, no shares issued or outstanding
at September 30, 2005	0	0	0	0
Common stock, $.001 par value: 95,000,000 shares
authorized, 28,253,154 shares issued and outstanding
at September 30, 2005	27,353	1,000	(100)	28,253
Common stock subscribed	884,946	0		884,946
Deferred compensation	20,338	0		20,338
Additional paid-in capital	8,029,702	1,000	901,325	8,932,027
Retained Earnings (deficit)	(1,566,877)	(128,236)	128,236	(1,566,877)

Total stockholders’ equity (deficit)	7,399,462	(130,236)	1,029,461	8,298,687

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$16,011,537	$15,005	$1,554,461	$17,581,003

The accompanying notes are an integral part of these statements.

PIPELINE DATA INC.

CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2005

Unaudited

Consolidated Pipeline Data Inc.	World Products, Inc.	Adjustments	Consolidated Pipeline Data Inc

Revenue	$17,034,862	$298,249	$17,333,111

Interchange	8,649,552	0	8,649,552
Cost of services sold	3,915,070	11,942	3,927,012
Cost of goods sold	85,782	153,263	239,045

Total cost of goods and services sold	12,650,404	165,205	12,815,609

Gross profit	4,384,458	133,044	4,517,502

Operating Expenses
Salaries and payroll cost	2,488,797	122,556	2,611,353
Selling, general and administrative	1,113,990	128,933	1,242,923
Depreciation and amortization	81,743	1,812	83,555

Total operating Expenses	3,684,530	253,301	3,937,831

Net income from operations	699,928	(120,257)	579,671

Other income and (expenses)
Interest income	52,574	0	52,574
Interest expense	(495,762)	0	(495,762)

Total other (expenses)	(443,188)	0	(443,188)

Income (loss) before income tax benefit	256,740	(120,257)	136,483

Benefit from income taxes	253,771	0	253,771

Net income (loss)	$510,511	$(120,257)	$390,254

PIPELINE DATA, INC.

NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

(1)	GENERAL

On October 7, 2005, and effective September 30, 2005, our wholly-owned subsidiary, Aircharge, Inc., acquired and merged with World Products, Inc. d.b.a. AIRCHARGE. The Company paid $200,000 in cash, $525,000 in convertible notes and 900,000 shares of common stock in exchange for all of the outstanding stock of World Products, Inc. The acquisition of World Products, Inc. was recorded under the purchase method with the purchase price primarily allocated to goodwill. Pursuant to the merger agreement with Aircharge, Pipeline Data Inc. acquired all the stock of Aircharge in exchange for:

•	Two Hundred Thousand ($200,000) Dollars in immediately negotiable funds.
•	A promissory note in the principal amount of Five Hundred Twenty-Five Thousand ($525,000) Dollars bearing interest at LIBOR, convertible into shares of our common stock at $1.50 per share.
•	Nine Hundred Thousand Shares (900,000) of our restricted common stock. The former Aircharge stockholders will be subject to a twelve month lock-up period commencing from the closing.
•	An additional Five Hundred Thousand Shares (500,000) of our restricted common stock may be issued subject to performance incentives.

The transaction has been accounted using the purchase method of accounting,

•	the purchase price of the Transaction is based on the fair market value of the
•	Company’s common stock issued. The purchase price will be allocated to the
•	Company’s assets acquired and liabilities assumed by Pipeline Data Inc. based on their relative fair values at the acquisition date for as the issuance of shares of

•	common stock.
(2)	FISCAL YEAR ENDS

The unaudited proforma consolidated balance sheet consists of the unaudited balance sheet of the Company as of September 30, 2005 and the unaudited balance sheet of Aircharge as of September 30, 2005 and the statements of operations include the Company for the nine months ended September 30, 2005 and for the nine months ended September 30, 2005 of Aircharge.

(3)	PRO FORMA ADJUSTMENTS

The adjustments to the accompanying unaudited consolidated balance sheet are described below:

(A)	Adjustment to reflect the issuance of 900,000 shares of common stock.
(B)	Payment of the $200,000 cash.
(C)	Recording of the $525,000 promissory note.

(c)	Exhibits

EXHIBIT INDEX

Exhibit Number	Description
-------------	------------
2.1*	Agreement and Plan of Merger dated as of August 15, 2005

* Previously filed on November 10, 2005 with registration statement on Form SB-2 333-129612.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pipeline Data Inc.
Dated:	March 27, 2006	By:	/s/ MacAllister Smith
		Name:	MacAllister Smith
		Title:	Chief Executive Officer